Exhibit 10.54

                      FIRST AMENDMENT TO LOAN AND SECURITY
                         AGREEMENT AND RELATED DOCUMENTS


     This First Amendment to Loan and Security Agreement and Related Documents ("Amendment") of August 15, 2001, by and among DELTA COMPUTEC INC., a New York corporation, having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608 ("Borrower"), NQL INC., a Delaware corporation, having an address at 4 Hutton Centre Drive, Suite 500, South Coast Metro, California 92707 ("Guarantor", together with Borrower, being hereinafter sometimes collectively referred to as the "Obligors"), and KELTIC FINANCIAL PARTNERS, LP, having offices at 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580 ("Lender").

                                    RECITALS:

     A. Borrower and Guarantor have executed and delivered to Lender and/or one or more of its predecessors in interest, one or more promissory notes, letter agreements, loan agreements, security agreements, pledge agreements, collateral assignments and other agreements, instruments, certificates and documents, some or all of which are described on attached Exhibit A, which is annexed hereto and made a part hereof (collectively, as amended from time to time, the "Loan Documents"), and which evidence or secure some or all of the Borrower's obligations to Lender for one or more loans or other extensions of credit (the "Obligations").

     B. The Borrower and the Lender desire to amend the Loan Documents as provided for in this Amendment.

     NOW,  THEREFORE,  for and in  consideration  of the mutual covenants herein
contained,   and  other  good  and  valuable  consideration,   the  receipt  and
sufficiency of which is hereby acknowledged, it is agreed as follows:

1. Reaffirmation of Recitals. The Obligors and the Lender hereby acknowledge and agree that the recitations contained in the recitals noted above, together with the information set forth on the Exhibits attached hereto are true and complete, and that all such recitations and information are deemed incorporated into this Amendment by reference as if set forth herein at length.

2.   Definitions.

         Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Loan Documents.

3.   Ratification of Existing Agreements.


     (a) Obligors acknowledge that all of the Obligations to the Lender as evidenced by or otherwise arising under the Loan Documents, except as otherwise expressly modified in this

Amendment upon the terms set forth herein and therein, are, by Obligors' execution of this Amendment, ratified and confirmed in all respects and without condition. The Obligors unconditionally acknowledge and agree and confirm that they are absolutely liable and indebted to the Lender for all indebtedness evidenced by the Loan Documents. Each of the Obligors acknowledges that all of the Obligations are joint and several. In addition, by Obligors' execution of this Amendment, Obligors represent and warrant that no counterclaim, right of set-off, recoupment or defense of any kind exists or is outstanding with respect to the Obligations. As of August 13, 2001, there remains due under the Credit Facility, the principal sum of $848,298.14, together with accrued and unpaid interest.

     (b) Obligors acknowledge that (i) the Collateral securing the Obligations constitutes a valid lien and security interest therein; (ii) each of the Obligors shall take no action to impair or invalidate the security interests and liens granted by said Obligor to the Lender; and (iii) all such security interests and liens shall continue unimpaired and in full force and effect and shall cover and secure all of the Obligations.

4.   Representations and Warranties.

     The Obligors, as applicable, represent and warrant that:

          (a) Obligors are justly indebted to the Lender as set forth in Paragraph 3 hereof.

          (b) The Obligors expressly acknowledge that each of the instruments and agreements, to which they are a party, evidencing, governing and/or securing the Obligations are good, valid, enforceable, and supported by appropriate consideration, which shall remain in full force and effect until paid in full in accordance with the terms of each such Obligation, as modified herein.

          (c) All of their respective representations and warranties in the Loan Documents to which each of the Obligors is a party are, except as may otherwise be stated in Section 4(d) below or elsewhere in this Amendment, (i) true and correct as of the date hereof, (ii) ratified and confirmed without condition as if made anew; and (iii) incorporated into this Amendment by reference.

          (d) No default or Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment; except that the Obligors are in default under the Loan Documents due to the Material Adverse Effect in the Guarantor's financial condition.

          (e) No consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained.


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

          (f) This Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Obligors, enforceable in accordance with its terms.

5. Modifications: (a) Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

     (b) The Loan and Security Agreement and the Subordination Agreement are hereby modified to provide that, from and after the date of this Amendment, until full and final payment and performance of the Obligations, Borrower shall not make any payments, directly or indirectly, to or for the benefit of Guarantor, whether by way of dividend or any other distribution or transfer of any kind, including without limitation, payments relating to Guarantor's payroll and other operating expenses, except as set forth in the following sentence or as otherwise consented to in writing by Lender, which consent may be withheld in Lender's sole and absolute discretion. Notwithstanding the aforesaid prohibition, Borrower shall, for a period of no more than ninety (90) days, be authorized to fund and/or pay Guarantor's payroll expenses in an amount not to exceed $42,000.00 per month relating to the following employees of Guarantor, who are also performing services for the benefit of Borrower: David Pallman, John Ross, Christopher Hunter, Jeannie Ho and Heather Vuncanon.

     (c) Expect as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lender's rights and remedies (all of which are hereby reserved).


6. Conditions: Lender's execution and delivery of this Amendment shall be subject to the satisfaction of the following conditions:

     (a) On the execution of this Amendment, Borrower shall pay to the Lender all costs and expenses incurred by the Lender to the date hereof, including, without limitation, legal fees and costs.

     (b) On or before the execution of this Amendment, the Obligors shall execute and/or deliver or cause to be executed and/or delivered to the Lender any additional documentation or information as shall be reasonably requested by the Lender.

7. Release of Lender. By execution of this Amendment, each of the Obligors, for themselves and their heirs, executors, personal representatives, successors and assigns,


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

jointly and severally hereby acknowledge and confirm that they do not have any offsets, defenses, rights of recoupment or claims of any kind or nature against the Lender or any of its officers, agents, directors or employees, whether asserted or unasserted arising from or in any way relating to the Loan Documents, this Amendment, the Obligations and the transactions contemplated thereby or hereby. To the extent that they may have such offsets, defenses, rights of recoupment or claims, each of the Obligors and each of their respective successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, and personal representatives, as applicable, jointly and severally, release and forever discharge the Lender, its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, successors and assigns, both present and former (collectively the "Lender Affiliates"), of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity which against the Lender and/or the Lender Affiliates they ever had, now have or which any of the Obligors' successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, or personal representatives, as applicable, both present and former, ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever, including, without limitation, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated.

     It is understood and agreed that the release set forth hereinabove will not be impaired or otherwise affected by the occurrence of an Event of Default and the Lender's exercise of any rights and remedies available to it. The provisions of this Section 7 shall be effective and binding upon the Obligors and enforceable by the Lender as of the date of this Amendment.

8. Entire Agreement; Binding Affect. The Loan Documents and this Amendment constitute the entire and final agreement among the parties and there are no agreements, understandings, warranties or representations among the parties.
This Amendment will inure to the benefit and bind the respective heirs, administrators, executors, representatives, successors and permitted assigns of the parties hereto.

9. Severability. If any clause or provision of this Amendment determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Amendment will not be affected thereby. It is the intention of the parties that if any such provision is held to be invalid, illegal or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible, and that such added provision will be legal, valid and enforceable.

10. Headings; Interpretation. All headings contained in this Amendment for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Amendment. In this Amendment the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation."


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

11. Governing Law. This Amendment and related documents are executed and delivered in the State of New York and it is the desire and intention of the parties that it be in all respects interpreted according to the laws of the State of New York. The Obligors specifically and irrevocably consent to the jurisdiction and venue of the federal and state courts of the State of New York with respect to all matters concerning this Amendment, the Loan Documents or the enforcement of any of the foregoing. The Obligors agree that the execution and performance of this Amendment shall have a New York situs and accordingly, the Obligors consent to personal jurisdiction in the State of New York. Each of the Obligors acknowledges and agrees that the venue set forth above is the most convenient forum for each of the Obligors. Each of the Obligors waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Amendment, any related documents or the Loan Documents.

12. Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each of the parties and a copy thereof delivered to each party under this Amendment.

13. Amendment. Neither this Amendment nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the parties against whom enforcement of the change, waiver, discharge or termination is sought.

14. WAIVER OF JURY TRIAL. EACH OF THE OBLIGORS KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE LOAN DOCUMENTS OR THE UNDERLYING TRANSACTIONS. THE OBLIGORS CERTIFY THAT NEITHER THE LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT IN THE EVENT OF ANY SUCH SUIT, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

15. Acknowledgements by Obligors. Each of the Obligors hereby acknowledges and agrees that:

     (a) This Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligations of each of the Obligors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the enforcement of creditors' rights generally.

     (b) They have independently reviewed and approved each and every provision of this Amendment and any and all other documents and items as they or their counsel have deemed appropriate;


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

     (c) They have entered into this Amendment and have executed the various documents related hereto voluntarily, without duress or coercion, and have done all of the above with the advice of their legal counsel;

     (d) to the extent deemed necessary by each of their counsel, they and their counsel have independently reviewed, investigated and/or have full knowledge of all aspects of and the basis for this Amendment and/or have chosen not to so review and investigate (in which case, each of the Obligors acknowledges and agrees that it has knowingly and upon the advice of counsel waived any claim or defense based on any fact or knowledge that any investigation would have disclosed), including without limitation:

          (i) the risks and benefits of the various waivers of rights contained in this Amendment, including but not limited to, the waiver of the right to a jury trial; and

          (ii) the adequacy of the consideration conveyed under this Amendment; and

          (iii) after careful consideration, they do not deem any matter not reviewed or investigated by them to be material to this Amendment.

     (e) The terms of this Amendment have been negotiated in good faith by the parties and said terms shall be construed in a neutral fashion and without regard to the draftsmanship of this Amendment.

16. Seal. This Amendment is intended to take effect as an instrument under seal.


17. No Third Party Beneficiaries. No rights are intended to be created hereunder for the benefit of any third party, donee, creditor or incidental beneficiary of the Obligors.


                      [END OF TEXT; SIGNATURE PAGE FOLLOWS]


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

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals or caused these presents to be executed by their proper corporate officers and sealed with their seals as of the date and year first written above.

                                            DELTA COMPUTEC INC.,
                                            a New York corporation


                                            By: /s/ John DeVito
                                                   John DeVito, President



                                            NQL INC.,
                                            a Delaware corporation


                                            By: /s/ Matthew C. Harrison, Jr.
                                                ----------------------------
                                                  Name: Matthew C. Harrison, Jr.
                                                  Title: Chairman


                                            KELTIC FINANCIAL PARTNERS, LP
                                            By:  Keltic Financial Services LLC,
                                                        General Partner

                                            By: /s/ John P. Reilly
                                                  Name: John P. Reilly
                                                  Title:   Managing Director

                                    EXHIBIT A

                                 LOAN DOCUMENTS

     1. Loan and Security Agreement, dated May 31, 2001, by and between Delta Computec Inc. and Keltic Financial Partners, LP (the "Loan Agreement");

     2. Secured Revolving Note, dated May 31, 2001, in the principal sum of up to $1,500,000, executed and delivered by Delta Computec Inc.;

     3. Continued Unlimited Corporate Guaranty, dated May 31, 2001, executed and delivered by NQL Inc. in favor of Keltic Financial Partners, LP;

     4. Validity and Support Agreement, dated May 31, 2001, executed and delivered by John DeVito, in favor of Keltic Financial Partners, LP;

     5. Validity and Support Agreement, dated May 31, 2001, executed and delivered by Alex Roque in favor of Keltic Financial Partners, LP;

     6. Standstill and Subordination Agreement, dated as of May 31, 2001, by and among NQL Inc., Delta Computec Inc., and Keltic Financial Partners, LP (the "Subordination Agreement");

     7. Warrant to Purchase Stock, dated May 31, 2001, executed and delivered by NQL Inc. to Keltic Financial Partners, LP;

     8.  Various Uniform Commercial Code Financing Statements; and

     9. All other documents and instruments executed in connection with any of the foregoing.


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

                           ACKNOWLEDGEMENT AND CONSENT


          The undersigned acknowledge that:


          (i) they have executed and delivered in favor of Keltic Financial Partners, LP ("Lender") Validity and Support Agreements, each dated May 31, 2001 (the "Validity and Support Agreements");

          (ii) Delta Computec Inc. and NQL Inc. have, contemporaneously with this Acknowledgment and Consent, entered into a First Amendment to Loan and Security Agreement and Related Documents (the "Amendment") with Lender;

          (iii) they consent to the provisions of the Amendment;

          (iv) they hereby ratify and confirm in all respects and without condition the Validity and Support Agreements executed and delivered by each of them;

          (v) they have no defenses or counterclaims of any kind against the Lender, its officers, directors, employees, agents or attorneys, with respect to the Validity and Support Agreements;

          (vi) all of the terms, conditions and covenants in the Validity and Support Agreements remain unaltered and in full force and effect; and

          (vii) all  of  the  representations   and  warranties  made  in  their
                respective Validity and Support Agreements are true and correct.

     WITNESS, the due execution of this Acknowledgment and Consent as a document under seal as of the 15th day of August, 2001, intending to be legally bound.


WITNESS:                                  /s/ John DeVito

--------------------------------          --------------------------------------
                                          JOHN DEVITO


                                          /s/ Alex Roque

--------------------------------          --------------------------------------
                                          ALEX ROQUE

               RESOLUTIONS FOR AMENDMENTS TO EXTENSIONS OF CREDIT
                           AND INCUMBENCY CERTIFICATE
                                  (CORPORATION)


The  undersigned   certifies  as  follows  to  Keltic  Financial  Partners,   LP
("Lender"):

1.   Name of Corporation: Delta Computec Inc. ("Corporation").

2.   Address: 900 Huyler Avenue, Teterboro, New Jersey 07608.

3. Organizational Documents: True, correct and complete copies of the articles or certificate of incorporation, and by-laws of the Corporation, with all amendments thereto, as in effect on the date hereof, have previously been delivered to Lender.

4. Adoption of Resolutions: The Corporation is a corporation formed under the laws of New York; the undersigned is the duly elected and qualified Secretary or Assistant Secretary of the Corporation and the following is a true copy of resolutions  (the  "Resolutions")  adopted  by the  Board  of  Directors  of the
Corporation pursuant to a notice and its articles or certificate of incorporation and its regulations or by-laws, and at which a quorum was present, or adopted without a meeting by the written approval of all of the directors of the Corporation, which adoption occurred on a date which is on or before the date of this certificate. The Resolutions now stand of record on the books of the Corporation, are in full force and effect and have not been modified or revoked in any manner whatsoever.

5.   Resolutions:

     5.1 Loans and Extensions of Credit. Resolved that any one of the following:

          NAME                     TITLE                       ACTUAL SIGNATURE
          John DeVito              President                   /s/ John DeVito
                                                               ---------------
          Alex Roque               Controller                  /s/ Alex Roque
                                                               --------------

is hereby authorized, at any time and from time to time: (A) to obtain financial services and products of any kind from the Lender or from any other direct or indirect subsidiary of Lender, including but not limited to loans and other products involving the extension of credit; (B) to sell to or discount with Lender any personal property (tangible or intangible), at any time held by the Corporation and for such purpose to endorse, assign, transfer and deliver the same to Lender or its agent or designee; (C) to guarantee the payment and performance of the indebtedness and obligations of other persons or entities to Lender; (D) to create or cause the creation of any trusts or other special purpose entities required to be established in connection with any product or service obtained from Lender; (E) to pledge, assign, transfer, mortgage, grant a security interest in or lien on any real or personal property (tangible or intangible) of the Corporation to or in favor of Lender as collateral security for the payment and performance of all loans, advances, debts, liabilities, obligations, covenants and duties of the Corporation or of any other persons or entities to Lender (whether or not in connection with a guaranty of such other person's or entity's obligations to Lender); (F) to execute and deliver to or in favor of Lender such agreements, documents and instruments, required or requested by Lender in connection with any of the foregoing products, services or actions, including but not limited to loan agreements, promissory notes or other evidence of indebtedness, guaranties, equipment leases, collateral security documents (including but not limited to security agreements, financing statements, pledge agreements, assignments, mortgages or deeds of trust), and any supporting documents required by the terms of any of the foregoing agreements, documents or instruments; all in such form as may be requested by Lender and any of which may contain a provision waiving the right to trial by jury; (G) to execute and deliver to or in favor of Lender any amendments, modifications, renewals, supplements or forbearance agreements of or to any of the foregoing agreements, documents or instruments; and (H) to take any other action requested, required or deemed advisable by Lender in order to effectuate the foregoing resolution, all such other actions being hereby approved, ratified and confirmed.

     5.2 Ratification. Resolved, that all past acts of officers of the Corporation in borrowing or obtaining credit from the Lender and in executing documents and giving security on behalf of the Corporation are hereby ratified and confirmed.

     5.3 General. Resolved, that a certified copy of these Resolutions be delivered to the Lender and that they and the authority vested in the persons specified herein will remain in full force and effect until a certified copy of a resolution of the Corporation revoking or modifying these resolutions and such authority has been delivered to the Lender.

6. Incumbency: Each of the above-named persons holds the office, title or status with the Corporation specified in Section 5.1 above and that following each person's name, his or her actual signature appears.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have hereunto set his or her hand and seal as of this 15th day of August, 2001.


                                                 DELTA COMPUTEC INC.

                                                 By: /s/ Mary Metrick (SEAL)
                                                     -----------------

                                                 Print Name:  Mary Metrick
                                                              ------------

                                                 Title:  Assistant Secretary
                                                         -------------------

               RESOLUTIONS FOR AMENDMENTS TO EXTENSIONS OF CREDIT
                           AND INCUMBENCY CERTIFICATE
                                  (CORPORATION)


The  undersigned   certifies  as  follows  to  Keltic  Financial  Partners,   LP
("Lender"):

1.   Name of Corporation: NQL Inc. ("Corporation").

2. Address: [4 Hutton Centre Drive, Suite 500, South Coast Metro, California 92707].

3. Organizational Documents: True, correct and complete copies of the articles or certificate of incorporation, and by-laws of the Corporation, with all amendments thereto, as in effect on the date hereof, have previously been delivered to Lender.

4. Adoption of Resolutions: The Corporation is a corporation formed under the laws of Delaware; the undersigned is the duly elected and qualified Secretary or Assistant Secretary of the Corporation and the following is a true copy of resolutions  (the  "Resolutions")  adopted  by the  Board  of  Directors  of the
Corporation pursuant to a notice and its articles or certificate of incorporation and its regulations or by-laws, and at which a quorum was present, or adopted without a meeting by the written approval of all of the directors of the Corporation, which adoption occurred on a date which is on or before the date of this certificate. The Resolutions now stand of record on the books of the Corporation, are in full force and effect and have not been modified or revoked in any manner whatsoever.

5.   Resolutions:

     5.1 Loans and Extensions of Credit. Resolved that any one of the following:

     NAME                         TITLE             ACTUAL SIGNATURE

     Matthew C. Harrison Jr.      Chairman          /s/ Matthew C. Harrison, Jr.

is hereby authorized, at any time and from time to time: (A) to obtain financial services and products of any kind from the Lender or from any other direct or indirect subsidiary of Lender, including but not limited to loans and other products involving the extension of credit; (B) to sell to or discount with Lender any personal property (tangible or intangible), at any time held by the Corporation and for such purpose to endorse, assign, transfer and deliver the same to Lender or its agent or designee; (C) to guarantee the payment and performance of the indebtedness and obligations of other persons or entities to Lender; (D) to create or cause the creation of any trusts or other special purpose entities required to be established in connection with any product or service obtained from Lender; (E) to pledge, assign, transfer, mortgage, grant a security interest in or lien on any real or personal property (tangible or intangible) of the Corporation to or in favor of Lender as collateral security for the payment and performance of all loans, advances, debts, liabilities, obligations, covenants and duties of the Corporation or of any other persons or entities to Lender (whether or not in connection with a guaranty of such other person's or entity's


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

obligations to Lender); (F) to execute and deliver to or in favor of Lender such agreements, documents and instruments, required or requested by Lender in connection with any of the foregoing products, services or actions, including but not limited to loan agreements, promissory notes or other evidence of indebtedness, guaranties, equipment leases, collateral security documents (including but not limited to security agreements, financing statements, pledge agreements, assignments, mortgages or deeds of trust), and any supporting documents required by the terms of any of the foregoing agreements, documents or instruments; all in such form as may be requested by Lender and any of which may contain a provision waiving the right to trial by jury; (G) to execute and deliver to or in favor of Lender any amendments, modifications, renewals, supplements or forbearance agreements of or to any of the foregoing agreements, documents or instruments; and (H) to take any other action requested, required or deemed advisable by Lender in order to effectuate the foregoing resolution, all such other actions being hereby approved, ratified and confirmed.

     5.2 Ratification. Resolved, that all past acts of officers of the Corporation in borrowing or obtaining credit from the Lender and in executing documents and giving security on behalf of the Corporation are hereby ratified and confirmed.

     5.3 General. Resolved, that a certified copy of these Resolutions be delivered to the Lender and that they and the authority vested in the persons specified herein will remain in full force and effect until a certified copy of a resolution of the Corporation revoking or modifying these resolutions and such authority has been delivered to the Lender.

6. Incumbency: Each of the above-named persons holds the office, title or status with the Corporation specified in Section 5.1 above and that following each person's name, his or her actual signature appears.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have hereunto set his or her hand and seal as of this 22nd day of August, 2001.


                                                NQL INC.

                                                By: /s/ Heather Vuncanon (SEAL)
                                                    ---------------------
                                                Print Name: Heather Vuncanon
                                                 Title:  Secretary


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